EXHIBIT 99.2

Page 1

[Exelon logo]

Income Statement

----------------------------------------------------------
($ millions except per share data)          2002     2001
---------------------------------           ----     ----
Revenues                                  14,955   14,918
Revenue Net Fuel                           9,693    9,828
EBIT                                       3,679    3,503
Net Income                                 1,440    1,428
Avg. Shares - Diluted (millions)             325      322
EPS - Diluted ($)                           4.44     4.43
One-Time Adjustments                        0.39     0.06
EPS from Operations ($)                     4.83     4.49

----------------------------------------------------------



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Page 2

[Exelon logo]

Balance Sheet

--------------------------------------------------------------------
($ millions)                                      2002         2001
------------                                      ----         ----
Total Long-Term Debt                            13,127       12,879
Notes Payable                                      681          360
Notes Payable - Related Party                      534            -
Long-Term Debt Due within 1 Year                 1,402        1,406
Total Debt                                      15,744       14,645
Transition Bonds Included in Total Debt          6,237        6,880
Preferred Securities of Subs.                      595          613
Total Shareholders' Equity                       7,742        8,102
Total Capital                                   24,081       23,360
ROE                                              18.2%        18.6%
Total Debt/Total Capital                           65%          63%
Total Debt/Total Cap. ex Trans. Bonds              53%          47%

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Page 3

[Exelon logo]

Cash Flow

-----------------------------------------------------------------------------
($ millions)                                               2002         2001
------------                                               ----         ----
Net Cash Flows from Operations                            3,614        3,615

Capital Expenditures                                    (2,150)      (2,088)
Acquisitions                                              (445)         (30)
Proceeds - Nuclear Decomm. Trust                          1,612        1,624
Investment - Nuclear Decomm. Trust                      (1,824)      (1,863)
Other                                                       269         (35)
-----------------------------------------------------------------------------
Net Cash Flows Used in Investing                        (2,538)      (2,392)
-----------------------------------------------------------------------------

Issuance of Long-Term Debt                                1,223        2,270
Retirement of Long-Term Debt                            (2,134)      (1,860)
Change in Short-Term Debt                                   321      (1,013)
Common Dividends Paid                                     (563)        (583)
Other                                                        61         (78)
-----------------------------------------------------------------------------
Net Cash Flows Used in Financing                        (1,092)      (1,264)
-----------------------------------------------------------------------------

Change in Cash and Cash Equiv.                             (16)         (41)
Cash and Cash Equiv. - Beginning                            485          526
Cash and Cash Equiv. - Ending                               469          485

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Page 4

[Exelon logo]

Cash Flow - 2003 Forecast

--------------------------------------------------------------------------------
($ millions)                                                     2003 Estimate*
------------                                                     --------------
Net Income**                                                         1,600
Pension Contribution                                                 (350)
Non-cash adjustments, Working Cap. changes, Decomm., etc.            2,050
--------------------------------------------------------------------------------
Net Cash Flows from Operations                                       3,300
--------------------------------------------------------------------------------
Cap Ex including Nuclear Fuel
   ComEd                                                 (720)
   PECO                                                  (270)
   Genco                                                 (960)
   Enterprises                                           (30)
   Corporate and Other                                   (30)
--------------------------------------------------------------------------------
Net Cash Flows Used in Investing Activities                         (2,010)
--------------------------------------------------------------------------------
Transition Bond Payments                                             (580)
Common Dividends                                                     (600)
Net Cash Flows Used in Financing Activities                         (1,180)
--------------------------------------------------------------------------------
Increase in Cash                                                      110
--------------------------------------------------------------------------------

*Excludes impact of potential asset transactions
**Excludes cumulative effect of change in accounting principle (FAS 143).



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Page 5

[Exelon logo]

Overview of Generation Assets and Investments

Our generation assets and investments at 1/1/03 consist of the following:

Type of Capacity                                   Capacity (MW)
----------------
Owned Generation Assets (1)
   Nuclear ............................................  14,547
   Fossil .............................................   8,210
   Hydro ..............................................   1,584
                                                         ------
                                                         24,341

Long-Term Contracts ...................................  13,900
AmerGen (2) ...........................................   1,241
Sithe (2) .............................................     659
                                                         ------

Available Resources ...................................  40,141
Under Construction or in Advanced Development (1) .....   2,536
                                                         ------
             Total Resources ..........................  42,677
                                                         ------

(1) Based on Generation's  ownership,  includes  Exelon New England plants.
(2) Based on Generation's ownership.


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Page 6

[Exelon logo]

The Exelon Way

Exelon will continue to find ways to "Live Up To Our Commitments" while "Performing at World-Class Levels"

o     Process Improvement
o     Capital and Operating Efficiencies
o     Revenue Enhancements
o     Cost Control

that will position us to "Invest In Our Consolidating Industry."



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Page 7

Stock Statistics



----------------------------------------------------------------------------------------------------------------------------------|
                         |                        Market Price Data               |                  Earnings Per Share           |
----------------------------------------------------------------------------------------------------------------------------------|
                         |  Close          52-Week           Mo. Chg.    YTD Chg. |    2003E     2003/2002     2004E     2004/2003|
Company                  | 1/31/03      High        Low          %           %    |      $       Chg. (%)        $       Chg. (%) |
----------------------------------------------------------------------------------------------------------------------------------|
Exelon                   |  50.93   |  56.99   |   37.85   |   -3.5   |    -3.5   |    4.90   |     1.4    |   5.12   |     4.5   |
Entergy                  |  44.45   |  48.38   |   32.12   |   -2.5   |    -2.5   |    3.85   |     1.0    |   4.09   |     6.2   |
FirstEnergy              |  31.20   |  39.12   |   24.85   |   -5.4   |    -5.4   |    3.26   |    15.6    |   3.56   |     9.2   |
FPL Group                |  58.39   |  65.31   |   45.00   |   -2.9   |    -2.9   |    4.87   |     1.5    |   5.10   |     4.7   |
Progress Energy          |  40.41   |  52.70   |   32.84   |   -6.9   |    -6.9   |    3.70   |    -2.9    |   3.87   |     4.6   |
Southern Co.             |  28.17   |  31.14   |   23.22   |   -0.8   |    -0.8   |    1.84   |    -1.1    |   1.94   |     5.4   |
Peer Average             |          |          |           |   -3.6   |    -3.6   |    3.74   |     2.6    |   3.95   |     5.8   |
                         |          |          |           |          |           |           |            |          |           |
Allegheny Energy*        |  8.40    |  43.86   |   2.95    |   11.1   |    11.1   |    1.32   |     7.3    |   1.52   |    15.2   |
American Elec Pwr        |  23.62   |  48.80   |   15.10   |   -13.6  |    -13.6  |    2.40   |    -17.0   |   2.46   |     2.5   |
Cinergy                  |  31.70   |  37.19   |   25.40   |   -6.0   |    -6.0   |    2.62   |    -2.2    |   2.75   |     5.0   |
Dominion Resources       |  54.19   |  67.06   |   35.40   |   -1.3   |    -1.3   |    4.72   |    -2.3    |   4.97   |     5.3   |
DTE Energy               |  41.92   |  49.50   |   33.05   |   -9.7   |    -9.7   |    3.98   |     3.9    |   4.13   |     3.8   |
Duke Energy              |  17.03   |  39.60   |   15.77   |   -12.9  |    -12.9  |    1.43   |    -23.9   |   1.47   |     2.8   |
PPL Resources            |  35.00   |  39.95   |   26.00   |    0.9   |     0.9   |    3.61   |     2.0    |   3.77   |     4.4   |
PS Enterprise Group      |  35.28   |  47.25   |   20.00   |    9.9   |     9.9   |    3.76   |     0.0    |   3.82   |     1.6   |
TXU                      |  18.35   |  57.05   |   10.10   |   -1.8   |    -1.8   |    2.02   |    -16.5   |   2.08   |     3.0   |
Xcel Energy              |  11.02   |  26.71   |   5.12    |    0.2   |     0.2   |    1.27   |    -11.2   |   1.24   |    -2.4   |
Elec. Avg. (16 companies)|          |          |           |   -2.8   |    -2.8   |    3.10   |    -2.8    |   3.24   |     4.7   |
                         |          |          |           |          |           |           |            |          |           |
S&P Electrics            | 113.12   |  154.04  |   91.21   |   -3.7   |    -3.7   |     NA    |     NA     |    NA    |     NA    |
Philadelphia Util. Avg.  | 246.93   |  352.63  |  202.82   |   -4.2   |    -4.2   |     NA    |     NA     |    NA    |     NA    |
S&P 500                  | 855.70   | 1173.84  |  768.58   |   -2.7   |    -2.7   |    44.13  |    13.6    |   49.98  |    13.3   |
----------------------------------------------------------------------------------------------------------------------------------|


---------------------------------------------------------------------------------------|
                             |          P/E                       Dividend             |
---------------------------------------------------------------------------------------|
                             |   2003E      2004E       Rate        Yield      Payout  |
Company                      |     X          X           $           %           %    |
---------------------------------------------------------------------------------------|
Exelon                       |   10.4   |    9.9    |   1.84    |    3.6    |   37.6   |
Entergy                      |   11.5   |    10.9   |   1.40    |    3.1    |   36.4   |
FirstEnergy                  |    9.6   |    8.8    |   1.50    |    4.8    |   46.0   |
FPL Group                    |   12.0   |    11.4   |   2.32    |    4.0    |   47.6   |
Progress Energy              |   10.9   |    10.4   |   2.24    |    5.5    |   60.5   |
Southern Co.                 |   15.3   |    14.5   |   1.37    |    4.9    |   74.5   |
Peer Average                 |   11.6   |    11.0   |   1.78    |    4.3    |   50.4   |
                             |          |           |           |           |          |
Allegheny Energy*            |    6.4   |    5.5    |   0.00    |    0.0    |    0.0   |
American Elec Pwr            |    9.8   |    9.6    |   2.40    |   10.2    |  100.0   |
Cinergy                      |   12.1   |    11.5   |   1.84    |    5.8    |   70.2   |
Dominion Resources           |   11.5   |    10.9   |   2.58    |    4.8    |   54.7   |
DTE Energy                   |   10.5   |    10.2   |   2.06    |    4.9    |   51.8   |
Duke Energy                  |   11.9   |    11.6   |   1.10    |    6.5    |   76.9   |
PPL Resources                |    9.7   |    9.3    |   1.44    |    4.1    |   39.9   |
PS Enterprise Group          |    9.4   |    9.2    |   2.16    |    6.1    |   57.4   |
TXU                          |    9.1   |    8.8    |   0.50    |    2.7    |   24.8   |
Xcel Energy                  |    8.7   |    8.9    |   0.75    |    6.8    |   59.1   |
Elec. Avg. (16 companies)    |   10.5   |    10.1   |   1.59    |    4.9    |   52.3   |
                             |          |           |           |           |          |
S&P Electrics                |    NA    |     NA    |    NA     |    NA     |    NA    |
Philadelphia Util. Avg.      |    NA    |     NA    |    NA     |    NA     |    NA    |
S&P 500                      |   19.4   |    17.1   |   16.06   |    1.9    |   36.4   |
---------------------------------------------------------------------------------------|



*Allegheny Energy's 2003/2002 EPS change based on 2002 consensus estimate. (Source: Thomson Financial)

[This page includes a bar graph entitled "2003 P/Es Relative to S&P 500". The vertical axis is marked to start from 0.0 at the bottom and to increase by 0.2 per demarcation to 1.0 at the top; the horizontal axis is marked with the names of the companies listed in the following table; and the data for each company is displayed using bars:]


                          31-Dec    31-Jan
EXC                         0.60      0.54
ETR                         0.66      0.60
FE                          0.56      0.49
FPL                         0.68      0.62
PGN                         0.63      0.56
SO                          0.86      0.79
Peer Avg                    0.66      0.60
AYE                         0.24      0.33
AEP                         0.53      0.51
CIN                         0.70      0.62
D                           0.64      0.59
DTE                         0.64      0.54
DUK                         0.59      0.61
PPL                         0.53      0.50
PEG                         0.47      0.48
TXU                         0.50      0.47
XEL                         0.45      0.45
Elec Avg                    0.58      0.55